Basis Of Presentation And Accounting Policies	12 Months Ended
Aug. 31, 2018
Basis of Presentation and Accounting Policies [Abstract]
Basis Of Presentation And Accounting Policies

2. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

Statement of compliance

These consolidated financial statements of the Company have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”).

The consolidated financial statements of the Company for the years ended August 31, 2018 and 2017, were approved by the Board of Directors and authorized for issue on November 27,  2018.

Basis of presentation

These consolidated financial statements have been prepared primarily under the historical cost convention and are expressed in millions of Canadian dollars unless otherwise indicated. Other measurement bases used are outlined below and in the applicable notes. The consolidated statements of income are presented using the nature classification for expenses.

Certain comparative figures have been reclassified to conform to the current year’s presentation.

Basis of consolidation

(i) Subsidiaries

The consolidated financial statements include the accounts of the Company and those of its subsidiaries, which are entities over which the Company has control. Control exists when the Company has power over an investee, is exposed to or has rights to variable returns from its involvement and has the ability to affect those returns.  Intercompany transactions and balances are eliminated on consolidation. The results of operations of subsidiaries acquired during the period are included from their respective dates of acquisition, being the time at which the Company obtains control. Consolidation of a subsidiary ceases when the Company loses control.  A change in ownership interests of a subsidiary, without a loss of control, is accounted for as an equity transaction.  The Company assesses control through share ownership and voting rights.

Non-controlling interests arise from business combinations in which the Company acquires less than 100% ownership interest.  At the time of acquisition, non-controlling interests are measured at either fair value or their proportionate share of the fair value of the acquiree’s identifiable assets.  The Company determines the measurement basis on a transaction by transaction basis.  Subsequent to acquisition, the carrying amount of non-controlling interests is increased or decreased for their share of changes in equity.

(ii) Joint operations

A joint operation is a type of joint arrangement whereby the parties that have joint control of the arrangement have rights to the assets and obligations for the liabilities, relating to the joint arrangement. Joint control is the contractually agreed sharing of control of an arrangement, which exists only when decisions about the relevant activities require unanimous consent of the parties sharing control. The consolidated financial statements include the Company’s proportionate share of the assets, liabilities, revenues, and expenses of its interests in joint operations.

The Company’s joint operations include a 33.33% interest in the Burrard Landing Lot 2 Holdings Partnership (the “Partnership”). The Partnership owns and leases commercial space in Shaw Tower in Vancouver, BC, which is the Company’s headquarters for its lower mainland operations.  In classifying its 33.33% interest in the Partnership as a joint operation, the Company considered the terms and conditions of the partnership agreement and other facts and circumstances including the primary purpose of Shaw Tower which is to provide lease space to the partners.

Investments in associates and joint ventures

Associates are entities over which the Company has significant influence.  Significant influence is the power to participate in the operating and financial policies of the investee, but is not control or joint control.

A joint venture is a type of joint arrangement whereby the parties that have joint control of the arrangement have rights to the net assets of the joint arrangement. Joint control is the contractually agreed sharing of control of an arrangement, which exists only when decisions about the relevant activities require unanimous consent of the parties sharing control.

Investments in associates and joint ventures are accounted for using the equity method. Investments of this nature are recorded at original cost and adjusted periodically to recognize the Company’s proportionate share of the associate’s or joint venture’s net income/loss and other comprehensive income/loss after the date of investment, additional contributions made and dividends received.

The Company has classified its approximate 38% participating interest in Corus Entertainment Inc. (“Corus”) as an investment in an associate after considering both companies are subject to common control and the ability of the Company to appoint directors to Corus’ Board of Directors.

The Company classified its 50% interest in the Shomi Partnership (“shomi”) as an investment in a joint venture after considering the terms and conditions of the partnership. In September 2016, Shaw and Rogers Communications Inc., announced the decision to wind down its operations with service ending November 30, 2016. In December 2017, the remaining assets associated with shomi were transferred to their respective partners and the partnership was officially wound up.

Revenue and expenses

The Company has multiple deliverable arrangements comprised of upfront fees (subscriber connection and installation fee revenue, customer premise equipment revenue, handset equipment revenue) and related subscription and service revenue. Upfront fees charged to customers do not constitute separate units of accounting, therefore these revenue streams are assessed as an integrated package.

(i) Revenue

Revenue from Cable, Internet, Digital Phone, Direct-to-Home (“DTH”) and Wireless customers includes subscriber revenue earned as services are provided. Satellite distribution services and telecommunications service revenue is recognized in the period in which the services are rendered to customers. In addition to monthly service plans, the Company also offers multi-year service plans in which the total amount of the contractual service revenue is accounted for on a straight-line basis over the term of the plan. Fees for wireless voice, text and data services on a pay-per-use basis are recognized in the period that the service is provided. Revenue from the direct sale of equipment to wireless subscribers or dealers is recognized when the equipment is delivered and accepted by the subscribers or dealers.

Subscriber connection fees received from Cable, Internet, and Digital Phone customers are deferred and recognized as revenue on a straight-line basis over three years. Direct and incremental initial selling, administrative and connection costs related to subscriber acquisitions are recognized as an operating expense as incurred.  The costs of physically connecting a new home are capitalized as part of the distribution system and costs of disconnections are expensed as incurred.

Initial setup fees related to the installation of data centre services and installation revenue received on contracts with commercial business customers are deferred and recognized as revenue on a straight-line basis over the related service contract, which generally span two to ten years.  Direct and incremental costs associated with the installation of services or service contract, in an amount not exceeding the upfront revenue, are deferred and recognized as an operating expense on a straight-line basis over the same period.

The Company offers a discretionary wireless handset discount program, whereby the subscriber earns the applicable discount by maintaining services with the Company, such that the receivable relating to the discount at inception of the transaction is reduced over a period of time.  A portion of future revenues earned in connection with the services is applied against the up-front discount provided on the handset.  The Company also offers a plan allowing customers to receive larger up-front handset discounts than they would otherwise qualify for, if they pay a predetermined incremental charge to their existing service plan on a monthly basis.  The charge is billed on a monthly basis and is recognized as revenue at that time. The Company recognizes the handset discount as a receivable and revenue upon the sale of the equipment on the basis that the receivable is recoverable.  The receivable is realized on a straight-line basis over the period which the discount is forgiven to a maximum of two years with an offsetting reduction to revenue.  The amount receivable is classified as part of other current or non-current receivables, as applicable, in the consolidated statement of financial position.

Affiliate subscriber revenue is recognized monthly based on subscriber levels. Advertising revenues are recognized in the period in which the advertisements are broadcast and recorded net of agency commissions as these amounts are paid directly to the agency or advertiser. When a sales arrangement includes multiple advertising spots, the proceeds are allocated to individual advertising spots under the arrangement based on relative fair values.  Revenue from data centre customers includes colocation and other services revenue, including managed infrastructure revenue. Colocation revenue is recognized on a straight-line line basis over the term of the customer contract. Other services revenue, including managed infrastructure revenue, is recognized as the services are provided.

(ii) Deferred equipment revenue and deferred equipment costs

Revenue from sales of DTH equipment and Digital Cable Terminals (“DCTs”) is deferred and recognized on a straight-line basis over three years commencing when subscriber service is activated.  The total cost of the equipment, including installation, represents an inventoriable cost which is deferred and recognized on a straight-line basis over the same period.  The DCT and DTH equipment is generally sold to customers at cost or a subsidized price in order to expand the Company’s customer base.

Revenue from sales of satellite tracking hardware and costs of goods sold is deferred and recognized on a straight-line basis over the related service contract for monthly service charges for air time, which is generally five years.  The amortization of the revenue and cost of sale of satellite service equipment commences when goods are shipped.

Recognition of deferred equipment revenue and deferred equipment costs is recorded as deferred equipment revenue amortization and deferred equipment costs amortization, respectively.

(iii) Deferred IRU revenue

Prepayments received under indefeasible right to use (“IRU”) agreements are amortized on a straight-line basis into income over the term of the agreement and included in amortization of property, plant and equipment, intangibles and other in the consolidated statements of income.

Cash

Cash is presented net of outstanding cheques.  When the amount of outstanding cheques and the amount drawn under the Company’s revolving term facility are greater than the amount of cash, the net amount is presented as bank indebtedness.

Securitization of trade receivables

Sales of trade receivables in securitization transactions are recognized as collateralized short-term borrowings as we do not transfer control and substantially all the risks and rewards of ownership to another entity and thus do not result in our de-recognition of the trade receivables sold.

Allowance for doubtful accounts

The Company maintains an allowance for doubtful accounts for the estimated losses resulting from the inability of its customers to make required payments.  In determining the allowance, the Company considers factors such as the number of days the account is past due, whether or not the customer continues to receive service, the Company’s past collection history and changes in business circumstances.

Inventories

Inventories include subscriber equipment such as DCTs and DTH receivers, which are held pending rental or sale at cost or at a subsidized price.  When subscriber equipment is sold, the equipment revenue and equipment costs are deferred and amortized over three years.  When the subscriber equipment is rented, it is transferred to property, plant and equipment and amortized over its useful life. Inventories are determined on a first-in, first-out basis, and are stated at cost due to the eventual capital nature as either an addition to property, plant and equipment or deferred equipment costs.

Inventories of wireless handsets, accessories and SIM cards are carried at the lower of cost and net realizable value.  Cost is determined using the weighted average method and includes expenditures incurred in acquiring the inventories and bringing them to their existing condition and location.  Net realizable value is the estimated selling price in the ordinary course of business, less selling expenses.

Property, plant and equipment

Property, plant and equipment are recorded at purchase cost.  Direct labour and other directly attributable costs incurred to construct new assets, upgrade existing assets and connect new subscribers are capitalized as well as borrowing costs on qualifying assets. In addition, any asset removal and site restoration costs in connection with the retirement of assets are capitalized. Repairs and maintenance expenditures are charged to operating expense as incurred.  Amortization is recorded on a straight-line basis over the estimated useful lives of assets as follows:

Asset	Estimated useful life
Cable, Wireless and telecommunications distribution system	3-20 years
Digital cable terminals and modems	2-5 years
Satellite audio, video and data network equipment and DTH receiving equipment	3-15 years
Buildings	15-40 years
Data centre infrastructure	3-21 years
Data processing	4-10 years
Other	4-20 years

The Company reviews the estimates of lives and useful lives on a regular basis.

Assets held for sale and discontinued operations

Non-current assets and disposal groups are classified as held for sale when specific criteria are met and are measured at the lower of carrying amount and estimated fair value less costs to sell.  Assets held for sale are not amortized and are reported separately on the statement of financial position.

The Company reports financial results for discontinued operations separately from continuing operations to distinguish the financial impact of disposal transactions from ongoing operations.  Discontinued operations reporting occurs when the disposal of a component or a group of components of the Company represents a strategic shift that will have a major impact on the Company’s operations and financial results, and where the operations and cash flows can be clearly distinguished, operationally and for financial reporting purposes, from the rest of the Company.

The results of discontinued operations are excluded from both continuing operations and business segment information in the consolidated financial statements and the notes to the consolidated financial statements, unless otherwise noted, and are presented net of tax in the statement of income for the current and comparative periods. Refer to Note 3 for further information regarding the Company’s discontinued operations.

Other long-term assets

Other long-term assets primarily include (i) equipment costs, as described in the revenue and expenses accounting policy, deferred and amortized on a straight-line basis over three to five years, (ii) multi-year service plan discounts, as described in the revenue and expenses accounting policy, deferred and amortized on a straight-line basis over the term of the plan, (iii) the non-current portion of wireless handset discounts receivable as described in the revenue and expenses accounting policy, (iv) credit facility arrangement fees amortized on a straight-line basis over the term of the facility, (v) long-term receivables, (vi) network capacity leases, (vii) the non-current portion of prepaid maintenance and support contracts and (viii) direct costs in connection with initial setup fees and installation of services, as described in the revenue and expenses accounting policy, deferred and amortized on a straight-line basis over two to ten years.

Intangibles

The excess of the cost of acquiring cable, satellite, media, data centre and wireless businesses over the fair value of related net identifiable tangible and intangible assets acquired is allocated to goodwill. Net identifiable intangible assets acquired consist of amounts allocated to broadcast rights and licences, wireless spectrum licences, trademarks, brands, program rights, customer relationships and software assets. Broadcast rights and licences, wireless spectrum licences, trademarks and brands represent identifiable assets with indefinite useful lives.

Customer relationships represent the value of customer contracts and relationships acquired in a business combination and are amortized on a straight-line basis over their estimated useful lives ranging from 4 – 15 years.

Software that is not an integral part of the related hardware is classified as an intangible asset.  Internally developed software assets are recorded at historical cost and include direct material and labour costs as well as borrowing costs on qualifying assets. Software assets are amortized on a straight-line basis over estimated useful lives ranging from 3 – 10 years.  The Company reviews the estimates of lives and useful lives on a regular basis.

Borrowing costs

The Company capitalizes borrowing costs on qualifying assets, for which the commencement date is on or after September 1, 2010, that take more than one year to construct or develop using the Company’s weighted average cost of borrowing which approximated 6%  (2017 - 6%).

Impairment

(i) Goodwill and indefinite-life intangibles

The Company tests goodwill and indefinite-life intangibles for impairment annually (as at February 1) and when events or changes in circumstances indicate that the carrying value may be impaired.  The recoverable amount of each cash-generating unit (“CGU”) is determined based on the higher of the CGU’s fair value less costs to sell (“FVLCS”) and its value in use (“VIU”).  A CGU is the smallest identifiable group of assets that generate cash flows that are independent of the cash inflows from other assets or groups of assets. The Company’s cash generating units are Cable, Satellite, and Wireless. The Company had an additional cash generating unit, Data Centres, until the sale of Viawest in August 2017. Where the recoverable amount of the CGU is less than its carrying amount, an impairment loss is recognized. Impairment losses relating to goodwill cannot be reversed in future periods.

(ii) Non-financial assets with finite useful lives

For non-financial assets, such as property, plant and equipment and finite-life intangible assets, an assessment is made at each reporting date as to whether there is an indication that an asset may be impaired.  If any indication exists, the recoverable amount of the asset is determined based on the higher of FVLCS and VIU. Where the carrying amount of the asset exceeds its recoverable amount, the asset is considered impaired and written down to its recoverable amount.  Previously recognized impairment losses are reviewed for possible reversal at each reporting date and all or a portion of the impairment is reversed if the asset’s value has increased.

Provisions

Provisions are recognized when the Company has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. The timing or amount of the outflow may still be uncertain.  Provisions are measured using the best estimate of the expenditure required to settle the present obligation at the end of the reporting period, taking into account risks and uncertainties associated with the obligation.  Provisions are discounted where the time value of money is considered material.

(i) Asset retirement obligations

The Company recognizes the fair value of a liability for an asset retirement obligation in the period in which it is incurred, on a discounted basis, with a corresponding increase to the carrying amount of property and equipment, primarily in respect of wireless and transmitter sites. This cost is amortized on the same basis as the related asset. The liability is subsequently increased for the passage of time and the accretion is recorded in the income statement as accretion of long-term liabilities and provisions. The discount rates applied are subsequently adjusted to current rates as required at the end of reporting periods. Revisions due to the estimated timing of cash flows or the amount required to settle the obligation may result in an increase or decrease in the liability. Actual costs incurred upon settlement of the obligation are charged against the liability to the extent recorded.

(ii) Restructuring provisions

Restructuring provisions, primarily in respect of employee termination benefits, are recognized when a detailed plan for the restructuring exists and a valid expectation has been raised to those affected that the plan will be carried out.

(iii) Other provisions

Provisions for disputes, legal claims and contingencies are recognized when warranted. The Company establishes provisions after taking into consideration legal assessments (if applicable), expected availability of insurance or other recourse and other available information.

Deferred credits

Deferred credits primarily include: (i) prepayments received under IRU agreements amortized on a straight-line basis into income over the term of the agreement, (ii) equipment revenue, as described in the revenue and expenses accounting policy, deferred and amortized over three to five years, (iii) connection fee revenue, initial setup fees and upfront installation revenue, as described in the revenue and expenses accounting policy, deferred and amortized over two to ten years, and (iv) a deposit on a future fibre sale.

Leases

(i) Operating leases

Rent expense for real estate leases that have escalating lease payments is recorded on a straight-line basis over the term of the lease. The difference between the expense recorded and the amount paid is recorded as deferred rent and included in deferred credits in the statement of financial position.

(ii) Finance leases

Leases of property and equipment that transfer substantially all the risks and rewards of ownership are classified as finance leases. Finance leases are capitalized at the commencement of the lease at the fair value of the leased property or, if lower, at the present value of the minimum lease payments. Lease payments are apportioned between interest expense and reduction of the lease liability. The property and equipment acquired under finance leases is depreciated over the shorter of the useful life of the asset and the lease term.

Income taxes

The Company accounts for income taxes using the liability method, whereby deferred income tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities measured using substantively enacted tax rates and laws that will be in effect when the differences are expected to reverse. Deferred tax assets and liabilities are offset if there is a legally enforceable right to offset and they relate to income taxes levied by the same authority in the same taxable entity. Income tax expense for the period is the tax payable for the period using tax rates substantively enacted at the reporting date, any adjustments to taxes payable in respect of previous years and any change during the period in deferred income tax assets and liabilities, except to the extent that they relate to a business combination or divestment, items recognized directly in equity or in other comprehensive income. The Company records interest and penalties related to income taxes in income tax expense.

Tax credits and government grants

The Company receives tax credits primarily related to its research and development activities. Government financial assistance is recognized when management has reasonable assurance that the conditions of the government programs are met and accounted for as a reduction of related costs, whether capitalized and amortized or expensed in the period the costs are incurred.

Foreign currency translation

Transactions originating in foreign currencies are translated into Canadian dollars at the exchange rate at the date of the transaction. Monetary assets and liabilities are translated at the period-end rate of exchange and non-monetary items are translated at historic exchange rates. The net foreign exchange gain/(loss) recognized on the translation and settlement of current monetary assets and liabilities was $1  (2017 – $12) and is included in other gains/(losses).

The functional currency of the Company’s discontinued foreign operations was US dollars. Assets and liabilities, including goodwill and fair value adjustments arising on acquisition, were translated into Canadian dollars using the foreign exchange rate at the end of the reporting period. Revenue and expenses were translated using average foreign exchange rates, which approximate the foreign exchange rates on the dates of the transactions. Foreign exchange differences arising on translation were included in other comprehensive income/loss and accumulated in equity and reclassified to net income in the period the foreign operations were disposed of.

Financial instruments other than derivatives

Financial instruments have been classified as loans and receivables, assets available-for-sale, assets held-for-trading or financial liabilities. Cash has been classified as held-for-trading and is recorded at fair value with any change in fair value immediately recognized in income (loss).  Other financial assets are classified as available-for-sale or as loans and receivables. Available-for-sale assets are carried at fair value with changes in fair value recorded in other comprehensive income (loss) until realized. Available-for-sale equity instruments not quoted in an active market and where fair value cannot be reliably measured are recorded at cost less impairment. Loans and receivables and financial liabilities are carried at amortized cost. None of the Company’s financial assets are classified as held-to-maturity and none of its financial liabilities are classified as held-for-trading.

Finance costs and discounts associated with the issuance of debt securities are netted against the related debt instrument and amortized to income using the effective interest rate method.  Accordingly, long-term debt accretes over time to the principal amount that will be owing at maturity.

Derivative financial instruments and hedging activities

The Company uses derivative financial instruments, such as foreign currency forward purchase contracts, to manage risks from fluctuations in foreign exchange rates. All derivative financial instruments are recorded at fair value in the statement of financial position. Where permissible, the Company accounts for these financial instruments as hedges which ensures that counterbalancing gains and losses are recognized in income in the same period. With hedge accounting, changes in the fair value of derivative financial instruments designated as cash flow hedges are recorded in other comprehensive income (loss) until the variability of cash flows relating to the hedged asset or liability is recognized in income (loss). When an anticipated transaction is subsequently recorded as a non-financial asset, the amounts recognized in other comprehensive income (loss) are reclassified to the initial carrying amount of the related asset. Where hedge accounting is not permissible or derivatives are not designated in a hedging relationship, they are classified as held-for-trading and the changes in fair value are immediately recognized in income (loss).

Instruments that have been entered into by the Company to hedge exposure to foreign currency risk are reviewed on a regular basis to ensure the hedges are still effective and that hedge accounting continues to be appropriate.

A net investment hedge of the discontinued foreign operation was accounted for similarly to a cash flow hedge.  The Company designated certain US dollar denominated debt as a hedge of its net investment in foreign operations where the US dollar was the functional currency. Unrealized gains and losses arising from translation of the US dollar denominated debt were included in other comprehensive income/loss and accumulated in equity and reclassified to net income in the period the foreign operations were disposed of.

Fair value measurements

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgement and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

The fair value hierarchy is based on inputs to valuation techniques that are used to measure fair value that are either observable or unobservable. Observable inputs reflect assumptions market participants would use in pricing an asset or liability based on market data obtained from independent sources while unobservable inputs reflect a reporting entity’s pricing based upon their own market assumptions.

The fair value hierarchy consists of the following three levels:

Level 1Inputs are quoted prices in active markets for identical assets or liabilities.

Level 2Inputs for the asset or liability are based on observable market data, either directly or indirectly, other than quoted prices.

Level 3Inputs for the asset or liability are not based on observable market data.

The Company determines whether transfers have occurred between levels in the fair value hierarchy by assessing the impact of events and changes in circumstances that could result in a transfer at the end of each reporting period.

Employee benefits

The Company accrues its obligations under its employee benefit plans, net of plan assets. The cost of pensions and other retirement benefits earned by certain employees is actuarially determined using the projected benefit method pro-rated on service and management’s best estimate of salary escalation and retirement ages of employees. Past service costs from plan initiation and amendments are recognized immediately in the income statement. Remeasurements include actuarial gains or losses and the return on plan assets (excluding interest income).  Actuarial gains and losses occur because assumptions about benefit plans relate to a long time frame and differ from actual experiences. These assumptions are revised based on actual experience of the plans such as changes in discount rates, expected retirement ages and projected salary increases.  Remeasurements are recognized in other comprehensive income (loss) on an annual basis, at a minimum, and on an interim basis when there are significant changes in assumptions.

August 31 is the measurement date for the Company’s employee benefit plans. The last actuarial valuations for funding purposes for the various plans were performed effective August 31, 2018 and the next actuarial valuations for funding purposes are effective August 31, 2019.

Share-based compensation

The Company has a stock option plan for directors, officers, employees and consultants to the Company. The options to purchase shares must be issued at not less than the fair value at the date of grant. Any consideration paid on the exercise of stock options, together with any contributed surplus recorded at the date the options vested, is credited to share capital. The Company calculates the fair value of share-based compensation awarded to employees using the Black-Scholes option pricing model. The fair value of options are expensed and credited to contributed surplus over the vesting period of the options using the graded vesting method.

The Company has a restricted share unit (“RSU”) plan for officers and employees of the Company. RSUs vest on the first, second and third anniversary of the grant date and compensation is recognized on a straight-line basis over the three-year vesting period. RSUs will be settled in cash and the obligation for RSUs is measured at the end of each period at fair value using the Black-Scholes option pricing model and the number of outstanding RSUs.

The Company has a deferred share unit (“DSU”) plan for its Board of Directors. Compensation cost is recognized immediately as DSUs vest when granted. DSUs will be settled in cash and the obligation is measured at the end of each period at fair value using the Black-Scholes option pricing model and the number of outstanding DSUs.

The Company has an employee share purchase plan (the “ESPP”) under which eligible employees may contribute to a maximum of 5% of their monthly base compensation. The Company contributes an amount equal to 25% of the participant’s contributions, increasing to 33% once an employee reaches 10 years of continuous service, and records such amounts as compensation expense.

Share appreciation rights (“SARs”) issued by a discontinued subsidiary to eligible employees were cash settled and measured at fair value using the Black-Scholes option pricing model. The fair value was recognized over the vesting period of the SARs by applying the graded vesting method, adjusting for estimated forfeitures. The obligation for SARs was remeasured at the end of each period up to the date of settlement which required a reassessment of the estimates used at the end of each reporting period.

Earnings per share

Basic earnings per share is based on net income attributable to equity shareholders adjusted for dividends on preferred shares and is calculated using the weighted average number of Class A Shares and Class B Non-Voting Shares outstanding during the period. Diluted earnings per share is calculated by considering the effect of all potentially dilutive instruments. In calculating diluted earnings per share, any proceeds from the exercise of stock options and other dilutive instruments are assumed to be used to purchase Class B Non-Voting Shares at the average market price during the period.

Guarantees

The Company discloses information about certain types of guarantees that it has provided, including certain types of indemnities, without regard to whether it will have to make any payments under the guarantees.

Estimation uncertainty and critical judgments

The preparation of consolidated financial statements in conformity with IFRS requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and significant changes in assumptions could cause an impairment in assets. The following require the most difficult, complex or subjective judgments which result from the need to make estimates about the effects of matters that are inherently uncertain.

Estimation uncertainty

The following are key assumptions concerning the future and other key sources of estimation uncertainty that could impact the carrying amount of assets and liabilities and results of operations in future periods.

(i) Allowance for doubtful accounts

The Company is required to make an estimate of an appropriate allowance for doubtful accounts on its receivables. The estimated allowance required is a matter of judgment and the actual loss eventually sustained may be more or less than the estimate, depending on events which have yet to occur and which cannot be foretold, such as future business, personal and economic conditions.

(ii) Contractual service revenue

The Company is required to make an estimate of the total amount of contractual service revenue when offering discounts on multi-year service plans. The estimated revenue is a matter of judgment and the total revenue earned over the period may be more or less than the estimate, depending on events which have yet to occur and which cannot be foretold, such as future business, customer and economic conditions.

(iii) Property, plant and equipment

The Company is required to estimate the expected useful lives of its property, plant and equipment. These estimates of useful lives involve significant judgment.  In determining these estimates, the Company takes into account industry trends and company-specific factors, including changing technologies and expectations for the in-service period of these assets. Management’s judgment is also required in determination of the amortization method, the residual value of assets and the capitalization of labour and overhead.

(iv) Business combinations – purchase price allocation

Purchase price allocations involve uncertainty because management is required to make assumptions and judgments to estimate the fair value of the identifiable assets acquired and liabilities assumed in business combinations. Fair value estimates are based on quoted market prices and widely accepted valuation techniques, including discounted cash flow (“DCF”) analysis.  Such estimates include assumptions about inputs to the valuation techniques, industry economic factors and business strategies.

(v) Impairment

The Company estimates the recoverable amount of its CGUs using a FVLCS calculation based on a DCF analysis or market approach. Where a DCF analysis is used, significant judgments are inherent in this analysis including estimating the amount and timing of the cash flows attributable to the broadcast rights and licences, the selection of an appropriate discount rate, and the identification of appropriate terminal growth rate assumptions. In this analysis the Company estimates the discrete future cash flows associated with the intangible asset for five years and determines a terminal value. The future cash flows are based on the Company’s estimates of future operating results, economic conditions and the competitive environment. The terminal value is estimated using both a perpetuity growth assumption and a multiple of operating income before restructuring costs and amortization. The discount rates used in the analysis are based on the Company’s weighted average cost of capital and an assessment of the risk inherent in the projected cash flows. In analyzing the FVLCS determined by a DCF analysis, the Company also considers a market approach determining a recoverable amount for each unit and total entity value determined using a market capitalization approach. Recent market transactions are taken into account, when available. The key assumptions used to determine the recoverable amounts, including a sensitivity analysis, are included in note 10. A DCF analysis uses significant unobservable inputs and is therefore considered a level 3 fair value measurement.

(vi) Employee benefit plans

The amounts reported in the financial statements relating to the defined benefit pension plans are determined using actuarial valuations that are based on several assumptions including the discount rate and rate of compensation increase. While the Company believes these assumptions are reasonable, differences in actual results or changes in assumptions could affect employee benefit obligations and the related income statement impact. The most significant assumption used to calculate the net employee benefit plan expense is the discount rate. The discount rate is the interest rate used to determine the present value of the future cash flows that is expected will be needed to settle employee benefit obligations. It is based on the yield of long-term, high-quality corporate fixed income investments closely matching the term of the estimated future cash flows and is reviewed and adjusted as changes are required.

(vii) Income taxes

The Company is required to estimate income taxes using substantively enacted tax rates and laws that will be in effect when the differences are expected to reverse. In determining the measurement of tax uncertainties, the Company applies a probable weighted average methodology. Realization of deferred income tax assets is dependent on generating sufficient taxable income during the period in which the temporary differences are deductible. Although realization is not assured, management believes it is more likely than not that all recognized deferred income tax assets will be realized based on reversals of deferred income tax liabilities, projected operating results and tax planning strategies available to the Company and its subsidiaries.

(viii) Contingencies

The Company is subject to various claims and contingencies related to lawsuits, taxes and commitments under contractual and other commercial obligations.  Contingent losses are recognized by a charge to income when it is likely that a future event will confirm that an asset has been impaired or a liability incurred at the date of the financial statements and the amount can be reasonably estimated.  Significant changes in assumptions as to the likelihood and estimates of the amount of a loss could result in recognition of additional liabilities.

Critical judgements

The following are critical judgements apart from those involving estimation:

(i) Determination of a CGU

Management’s judgement is required in determining the Company’s cash generating units for the impairment assessment of its indefinite-life intangible assets. The CGUs have been determined considering operating activities and asset management and are Cable, Satellite, and Wireless. The Company had an additional CGU, Data Centres, until the sale of Viawest in August 2017.

(ii) Broadcast rights and licences and spectrum licences – indefinite-life assessment

A number of the Company’s businesses are dependent upon broadcast licences (or operate pursuant to an exemption order) granted and issued by the CRTC or wireless spectrum licences issued by the Department of Innovation, Science and Economic Development (formerly, Industry Canada). While these licences must be renewed from time to time, the Company has never failed to do so. In addition, there are currently no legal, regulatory or competitive factors that limit the useful lives of these assets.

Adoption of recent accounting pronouncement

The adoption of the following IFRS amendments effective September 1, 2017 had no impact on the Company’s consolidated financial statements.

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Statement of Cash Flows (amendments to IAS 7) improves disclosures regarding changes in financing liabilities. The amendments were applied prospectively for the annual period commencing September 1, 2017.

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Income Taxes (amendments to IAS 12) clarifies how to account for deferred tax assets related to debt instruments measured at fair value. The amendments were applied prospectively for the annual period commencing September 1, 2017.

Standards, interpretations and amendments to standards issued but not yet effective

The Company has not yet adopted certain standards and interpretations that have been issued but are not yet effective. The following pronouncements are being assessed to determine the impact on the Company’s results and financial position.

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IFRS 2 Share-based Payment was amended in 2016 to clarify the accounting and measurement for certain types of share-based payment transactions. It is required to be applied for annual periods commencing on or after January 1, 2018. The amendments to IFRS 2 will not have a significant impact on our financial statements.

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IFRS 9 Financial Instruments: Classification and Measurement replaces IAS 39 Financial Instruments and applies a principal-based approach to the classification and measurement of financial assets and financial liabilities, including an expected credit loss model for calculating impairment, and includes new requirements for hedge accounting.  The standard is required to be applied retrospectively for the annual period commencing January 1, 2018. The adoption of IFRS 9 will not have a significant impact on our financial statements.

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IFRS 16 Leases was issued in January 2016 and replaces IAS 17 Leases. The new standard requires entities to recognize lease assets and lease obligations on the balance sheet. For lessees, IFRS 16 removes the classification of leases as either operating leases or finance leases, effectively treating all leases as finance leases. Certain short-term leases (less than 12 months) and leases of low-value are exempt from the requirements and may continue to be treated as operating leases. Lessors will continue with a dual lease classification model. Classification will determine how and when a lessor will recognize lease revenue, and what assets would be recorded.

As the Company has significant contractual obligations currently being recognized as operating leases, we anticipate that the application of IFRS 16 will result in a material increase to both assets and liabilities and material changes to the timing of the recognition of expenses associated with the lease arrangements although at this stage in the Company’s IFRS 16 implementation process, it is not possible to make reasonable quantitative estimates of the effects of the new standard.

We have a team engaged to ensuring our compliance with IFRS 16. This team has been responsible for determining information technology requirements, ensuring scoping and data collection is appropriate, and communicating the upcoming changes with various stakeholders. In 2019, we will be implementing a process that will enable us to comply with the requirements of IFRS 16 on a lease-by-lease basis. As a result, we are continuing to assess the effect of this standard on our consolidated financial statements and it is not yet possible to make a reliable estimate of its effect. We expect to disclose the estimated financial effects of the adoption of IFRS 16 in our 2019 consolidated financial statements.

The standard may be applied retroactively or using a modified retrospective approach for annual periods commencing January 1, 2019, which for the Company will be the annual period commencing September 1, 2019. The Company will evaluate the adoption approach in conjunction with its assessment of the expected impacts of adoption.

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IFRIC 23 Uncertainty over Income Tax Treatments was issued in 2017 to clarify how to apply the recognition and measurement requirements in IAS 12 when there is uncertainty over income tax treatments.  It is required to be applied for annual periods commencing January 1, 2019.

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IFRS 15 Revenue from Contracts with Customers,  was issued in May 2014 and replaces IAS 11 Construction Contracts, IAS 18 Revenue, IFRIC 13 Customer Loyalty Programs, IFRIC 15 Agreements for the Construction of Real Estate, IFRIC 18 Transfers of Assets from Customers and SIC-31 Revenue—Barter Transactions Involving Advertising Services. The new standard requires revenue to be recognized in a manner that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration expected to be received in exchange for those goods or services. The principles are to be applied in the following five steps: (1) identify the contract(s) with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. IFRS 15 also provides guidance relating to the treatment of contract acquisition and contract fulfillment costs.

The application of IFRS 15 will impact the Company’s reported results, including the classification and timing of revenue recognition and the treatment of costs incurred to obtain contracts with customers.

Revenue – timing and classification

The application of this standard will most significantly affect our Wireless arrangements that bundle equipment and service together, specifically with regards to the timing of recognition and classification of revenue. The timing of recognition and classification of revenue is affected because at contract inception, IFRS 15 requires the estimation of total consideration to be received over the contract term, and the allocation of that consideration to performance obligations in the contract, typically based on the relative stand-alone selling price of each obligation.  This will result in a decrease to equipment revenue recognized at contract inception, as the discount previously recognized over 24 months will now be recognized at contract inception, and a decrease to service revenue recognized over the course of the contract, as a portion of the discount previously allocated solely to equipment revenue will be allocated to service revenue. The measurement of total revenue recognized over the life of a contract will be largely unaffected by the new standard. We do not expect the application of IFRS 15 to affect our timing of cash flows from operations or the methods and underlying economics through which we transact with our customers.

Costs of contract acquisition – timing of recognition

IFRS 15 also requires that incremental costs to obtain a contract with a customer (for example, commissions) be capitalized and amortized into operating expenses over the life of a contract on a rational, systematic basis consistent with the pattern of the transfer of goods or services to which the asset relates. The Company currently expenses such costs as incurred.

Contract assets and liabilities

The Company’s financial position will also be impacted by the adoption of IFRS 15, with new contract asset and contract liability categories recognized to reflect differences between the timing of revenue recognition and the actual billing of those goods and services to customers. While similar differences are recognized currently, IFRS 15 introduces additional requirements and disclosures specific to contracts with customers.

For purposes of applying the new standard on an ongoing basis, we must make judgments in respect of the new standard. We must make judgments in determining whether a promise to deliver goods or services is considered distinct, how to determine the transaction prices and how to allocate those amounts amongst the associated performance obligations. We must also exercise judgment as to whether sales-based compensation amounts are costs incurred to obtain contracts with customers that should be capitalized and subsequently amortized on a systematic basis over time.

The new standard is effective for annual periods beginning on or after January 1, 2018, which for the Company will be the annual period commencing September 1, 2018 and must be applied either retrospectively or on a modified retrospective basis for all contracts that are not complete as at that date.  We have made a policy choice to restate each period presented and recognize the cumulative effect of initially applying IFRS 15 as an adjustment to the opening balance of equity at the beginning of the earliest period presented, subject to certain adopted practical expedients.

Impacts of IFRS 15, Revenue from Contracts with Customers

Based on our preliminary analysis, IFRS 15, Revenue from Contracts with Customers, will affect the fiscal 2018 comparative amounts to be reported in our fiscal 2019 Consolidated Statements of Income as follows:

		Year ended August 31, 2018
		As	Estimated effect	Subsequent to
(billions of Canadian dollars)		reported	of transition	transition
Revenue	i.	5.24	(0.05)	5.19
Operating, general and administrative expenses	ii.	(3.15)	0.02	(3.13)
Other non-operating costs		(1.88)	-	(1.88)
Income from continuing operations before income taxes		0.21	(0.03)	0.18
Income tax expense		0.14	(0.01)	0.13
Net income from continuing operations		0.07	(0.02)	0.05

i) Allocation of transaction price

Revenue recognized at point of sale requires the estimation of total consideration over the contract term and allocation of that consideration to all performance obligations in the contract based on their relative stand-alone selling prices. For Wireless term contracts, equipment revenue recognized at contract inception, as well as service revenue recognized over the course of the contract will be lower than previously recognized.

ii) Deferred commission costs

Costs incurred to obtain or fulfill a contract with a customer were previously expensed as incurred. Under IFRS 15, these costs are capitalized and subsequently amortized as an expense over the life of the contract on a rational, systematic basis consistent with the pattern of the transfer of goods and services to which the asset relates. As a result, commission costs are reduced in the period, with an offsetting increase in amortization of capitalized costs over the average life of a customer contract.

Based on our preliminary analysis, IFRS 15, Revenue from Contracts with Customers, will affect the fiscal 2018 comparative amounts to be reported in our fiscal 2019 Consolidated Statements of Financial Position as follows:

		As at September 1, 2017			As at August 31, 2018
		As	Estimated effect	Subsequent to	As	Estimated effect	Subsequent to
[billions of Canadian dollars]		reported	of transition	transition	reported	of transition	transition
ASSETS
Current
Current portion of contract assets	i.	–	0.01	0.01	–	0.05	0.05
Other current assets	ii.	0.16	0.02	0.18	0.29	(0.04)	0.25
Remainder of current assets		0.96	–	0.96	0.74	–	0.74
		1.12	0.03	1.15	1.03	0.01	1.04
Contract assets	i.	–	0.05	0.05	–	0.08	0.08
Other long-term assets	ii.	0.26	(0.03)	0.23	0.29	(0.08)	0.21
Remainder of long-term assets		12.99	–	12.99	13.10	–	13.10
		14.37	0.05	14.42	14.42	0.01	14.43
LIABILITIES AND SHAREHOLDERS' EQUITY
Current
Unearned revenue	i.	0.21	(0.21)	–	0.22	(0.22)	–
Current portion of contract liabilities	i.	–	0.21	0.21	–	0.22	0.22
Remainder of current liabilities		1.18	–	1.18	1.39	–	1.39
		1.39	–	1.39	1.61	–	1.61
Deferred credits	i.	0.49	(0.02)	0.47	0.46	(0.02)	0.44
Deferred income tax liabilities	ii.	1.86	–	1.86	1.89	(0.01)	1.88
Contract liabilities	i.	–	0.02	0.02	–	0.02	0.02
Remainder of long-term liabilities		4.48	–	4.48	4.50	–	4.50
		8.22	–	8.22	8.46	(0.01)	8.45
Shareholders' equity		6.15	0.05	6.20	5.96	0.02	5.98
		14.37	0.05	14.42	14.42	0.01	14.43

i) Contract assets and liabilities

Contract assets and liabilities are the result of the difference in timing related to revenue recognized at the beginning of a contract and cash collected. Contract assets arise primarily as a result of the difference between revenue recognized on the sale of wireless device at the onset of a term contract and the cash collected at the point of sale.

Contract liabilities are the result of receiving payment related to a customer contract before providing the related goods or services. We will account for contract assets and liabilities on a contract-by-contract basis, with each contract being presented as a single net contract asset or net contract liability accordingly.

ii) Deferred commission cost asset

Under IFRS 15, we will defer commission costs paid to internal and external representatives as a result of obtaining contracts with customers as deferred commission cost assets and amortize them over the pattern of the transfer of goods and services to the customer, which is typically evenly over 24 to 36 months.

The application of IFRS 15 will not affect our cash flows from operating, investing, or financing activities.

Change in accounting policy

In September 2017, the IFRS Interpretations Committee (“the Committee”) published a summary of its agenda decision regarding accounting for interest and penalties related to income taxes, which is not specifically addressed by IFRS Standards. Although the Committee decided not to add this issue to its standard-setting agenda, the Committee noted if an entity considers a particular amount payable or receivable for interest and penalties to be an income tax, then the entity applies IAS 12 Income Taxes to that amount. If an entity does not apply IAS 12 to a particular amount payable or receivable for interest and penalties, it applies IAS 37 Provisions, Contingent Liabilities and Contingent Assets.  As such, the Company retrospectively changed its accounting policy for the accounting of interest and penalties related to income taxes to be in line with the Committee decision. The change of accounting policy did not have a significant impact on the previously reported consolidated financial statements.